EXHIBIT 3.2

                                     BY-LAWS
                                       OF
                        PEOPLES FINANCIAL SERVICES CORP.

                                    ARTICLE 1

                               CORPORATION OFFICE

         Section 1.1. The Corporation shall have and continuously maintain in Pennsylvania a registered office which may, but need not, be the same as its place of business and at an address to be designated from time to time by the Board of Directors.

         Section 1.2. The Corporation may also have offices at such other places as the Board of Directors may from time to time designate or the business of the Corporation may require.

                                    ARTICLE 2

                             SHAREHOLDERS' MEETINGS

         Section 2.1. All meetings of the shareholders shall be held at such time and place as may be fixed from time to time by the Board of Directors.

         Section 2.2. The annual meeting of the shareholders shall be held no later than the thirtieth day of April in each year, when they shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 2.3. Special meetings of the shareholders may be called at any time by the chairman of the Board, the President, a majority of the Board of Directors or of its Executive Committee. At any time, upon written request of any person or persons who have duly called a special meeting, it shall be the duty of the secretary to fix the date of the meeting, to be held not more than 60 days after the receipt of the request and to give due notice thereof. If the secretary shall neglect or refuse to fix the date of the meeting and give notice thereof, the person or persons calling the meeting may do so.

         Section 2.4. Written notice of all meetings, other than adjourned meetings of shareholders, stating the place, date and hour, and, in case of special meetings of shareholders, the purpose thereof, shall be served upon, or mailed, postage prepaid, or telegraphed, charges prepaid, at least ten days before such meeting, unless a greater period of notice is required by statute or by these By-Laws, to each shareholder entitled to vote thereat at such address as appears on the transfer books of the Corporation.

         Section 2.5. The officer presiding over a shareholders' meeting shall have any and all powers and authority necessary, in such officer's sole discretion, to conduct an orderly meeting, preserve order and determine any and all procedural matters. The officer presiding over a shareholders' meeting may also establish such rules and regulations for the conduct of the meeting as such officer may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting, including the ability to impose reasonable limits on the amount of time at the meeting taken up in remarks by any one shareholder or group of shareholders. In addition, until the business to be completed at a meeting of shareholders is completed, the officer presiding over the shareholders' meeting is expressly authorized to temporarily adjourn and postpone the meeting from time to time subject to any limitations for adjournment specified elsewhere in these bylaws.

         Section 2.6.
a. Except as otherwise provided by law or in these bylaws, or except as permitted by the presiding officer of the meeting in the exercise of such officer's sole discretion in any specific instance, the business which shall be voted upon or discussed at any annual or special meeting of the shareholders shall (i) have been specified in the written notice of the meeting (or any supplement thereto) given by the corporation, (ii) be brought before the meeting at the direction of the Board of Directors, or (iii) in the case of an annual meeting of shareholders, have been specified in a written notice given to the corporation by or on behalf of any shareholder who shall have been a shareholder of record on the record date for such meeting and who shall continue to be entitled to vote thereat (the "Shareholder Notice"), in accordance with all of the requirements set forth below.

b. Each Shareholder Notice must be delivered to, or mailed and received at, the principal executive offices of the corporation addressed to the attention of the President or Secretary (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than sixty (60) days nor more than ninety (90) days prior to such anniversary date, provided, that a proposal submitted by shareholder for inclusion in the corporation's proxy statement for an annual meeting which is appropriate for inclusion therein and otherwise complies with Securities Exchange Act of 1934 Rule 14a-8 (including timeliness), or any successor rule, shall be deemed to have also been submitted timely pursuant to these bylaws and (ii) in the case of an annual meeting that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting, or in the case of a special meeting, not later than the close of business on the fifth
(5th) day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date (which shall included disclosure of the meeting date given to a national securities exchange or the National Association of Securities Dealers) was made. Each such Shareholder Notice must set forth (A) the name and address of the shareholder who intends to bring the business before the meeting ("Proposing Shareholder");
(B) the name and address of the beneficial owner, if different than the proposing Shareholder, or any of the shares of the corporation which are owned of record and beneficially by the Proposing Shareholder and the number which are owned beneficially by any Beneficial owner; (D) any interest (other than an interest solely as a shareholder) which the Proposing Shareholder or a
Beneficial Owner has in the business being proposed by the Proposing Shareholder; (E) a description of all arrangements and understandings between the Proposing Shareholder and any Beneficial Owner and any other person or persons (naming such person or persons) pursuant to which the proposal in the Shareholder Notice is being made; (F) a description of the business which the Proposing Shareholder seeks to bring before the meeting, the reason for doing so and, if a specific action is to be proposed, the text of the resolution or resolutions which the Proposing Shareholder proposes that the corporation adopt; and (G) a representation that the Proposing Shareholder is at the time of giving the Shareholder Notice, was or will be on the record date for the meeting, and will be on the meeting date a holder of record of shares of the corporation entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to bring the business specified in the Shareholder Notice before the meeting. The presiding officer of the meeting may, in such officer's sole discretion, refuse to acknowledge any business proposed by a shareholder which the presiding officer determines is not made in compliance with the foregoing procedure.

                                    ARTICLE 3

                             QUORUM OF SHAREHOLDERS

         Section 3.1. The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for purposes of considering such matter, and unless otherwise provided by statute the acts of such shareholders at a duly organized meeting shall be the acts of the shareholders. If, however, any meeting of shareholders cannot be organized because of lack of a quorum, those present, in person or by proxy, shall have the power, except as otherwise provided by statute, to adjourn the meeting to such time and place as they may determine, without notice other than an announcement at the meeting, until the requisite number of shareholders for a quorum shall be present, in person or by proxy, except that in the case of any meeting called for the election of directors such meeting may be adjourned only for periods not exceeding 15 days as the holders, present in person or by proxy, of shares entitled to cast at least a majority of the votes which all shareholders are entitled to cast, shall direct, and those who attend the second of such adjourned meetings, although less than a quorum, shall nevertheless constitute a quorum for the purpose of electing directors. At any adjourned meeting at which a quorum shall be present or so represented, any business may be transacted which might have been transacted at the original meeting if a quorum had been present. The shareholders present, in person or by proxy, at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

                                    ARTICLE 4

                                  VOTING RIGHTS

         Section 4.1. Except as may be otherwise provided by statute or by the Articles of Incorporation, at every shareholders' meeting, every shareholder entitled to vote thereat shall have the right to one vote for every share having voting power standing in his name on the books of the Corporation on the record dated fixed for the meeting. No share shall be voted at any meeting if any installment is due and unpaid thereon.

         Section 4.2. When a quorum is present at any meeting, the vote of the holders, present in person or by proxy, of shares entitled to cast at least a majority of the votes which all shareholders are entitled to cast, shall decide any question brought before such meeting except as may be otherwise provided by statute or by the Articles of Incorporation.

         Section 4.3. Upon demand made by a shareholder entitled to vote at any election for directors before the voting begins, the election shall be by ballot.

                                    ARTICLE 5

                                     PROXIES

         Section 5.1. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the shareholder or his duly authorized attorney-in-fact and filed with the Secretary of the Corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the Secretary of the Corporation. No unrevoked proxy shall be valid after 11 months from the date of its execution, unless a longer time is expressly provided therein, but in no event shall a proxy, unless coupled with an interest, be voted after three years from the date of its execution. A proxy shall not be revoked by the death or incapacity of the maker, unless before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the Secretary of the Corporation.

                                    ARTICLE 6

                                   RECORD DATE

         Section 6.1. The Board of Directors may fix a time, not more than 90 days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of shares will be made or go into effect, as a record date for the determination of the shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect to any such change, conversion or exchange of shares. In such case, only such shareholders as shall be shareholders of record on the date so fixed shall be entitled to notice of, or to vote at, such meeting or to receive payment of such dividend or to receive such allotment of rights or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of such period, and in such case written or printed notice thereof shall be mailed at least ten days before closing thereof to each shareholder of record at the address appearing on the records of the Corporation or supplied by him to the Corporation for the purpose of notice. While the stock transfer books of the Corporation are closed, no transfer of shares shall be made thereon. If no record date is fixed by the Board of Directors for the determination of shareholders entitled to receive notice of, and vote at, a shareholders' meeting, transferees of shares which are transferred on the books of the Corporation within ten days next preceding the date of such meeting shall not be entitled to notice of or to vote at such meeting.

                                    ARTICLE 7

                                  VOTING LISTS

         Section 7.1. The officer or agent having charge of the transfer books for shares of the Corporation shall make, at least five days before each meeting of shareholders, a complete alphabetical list of the shareholders entitled to vote at the meeting, with their addresses and the number of shares held by each, which list shall be kept on file at the registered office or principal place of business of the Corporation and shall be subject to inspection by any shareholder during the entire meeting. The original transfer books for shares of the Corporation, or a duplicate thereof kept in this Commonwealth, shall be prima facie evidence as to who are the shareholders entitled to exercise the rights of a shareholder.

                                    ARTICLE 8

                               JUDGES OF ELECTION

         Section 8.1. In advance of any meeting of shareholders, the Board of Directors may appoint judges of election, who need not be shareholders, to act at such meeting or any adjournment thereof. If judges of election are not so appointed, the Chairman of any such meeting may, and on the request of any shareholder or his proxy shall, make such appointment at the meeting. The number of judges shall be one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the holders of shares, present in person or by proxy, entitled to cast at least 9 votes which all shareholders are entitled to cast shall determine whether one or three judges are to be appointed. No person who is a candidate for office shall act as a judge. The judges of election shall do all such acts as may be proper to conduct the election or vote, and such other duties as may be prescribed by statute, with fairness to all shareholders, and if requested by the Chairman of the meeting or any shareholder or his proxy, shall make a written report of any matter determined by them and execute a certificate of any fact found by them. If there are three judges of election, the decision, act or certificate of a majority shall be the decision, act or certificate of all.

                                    ARTICLE 9

                   CONSENT OF SHAREHOLDERS IN LIEU OF MEETING

         Section 9.1. Any action required to be taken at a meeting of shareholders, or of a class of shareholders, may be taken without a meeting, if a consent or consents in writing setting forth the action so taken shall be signed by all of the shareholders who would be entitled to vote at a meeting for such purpose and shall be filed with the Secretary of the Corporation.

                                   ARTICLE 10

                                    DIRECTORS

         Section 10.1. Any shareholder who intends to nominate or to cause to have nominated any candidate for election to the Board of Directors (other than any candidate proposed by the Corporation's then existing Board of Directors) shall so notify the Secretary of the Corporation in writing not less than 60 days prior to the date of any meeting of shareholders called for the election of directors. Such notification shall contain the following information to the extent known by the notifying shareholder:

A)       the name and address of each proposed nominee;

B)       the age of each proposed nominee;

C)       the principal occupation of each proposed nominee;

D)       the number of shares of the Corporation owned by each proposed nominee;

E) the total number of shares, to the knowledge of the notifying shareholder, which will be voted for each proposed nominee;

F)       the name and residence address of the notifying shareholder; and

G) the number of shares of the Corporation owned by the notifying shareholder.

         Any nomination for director not made in accordance with this section shall be disregarded by the chairman of the meeting, and votes cast for each such nominee shall be disregarded by the judges of election. In the event that the same person is nominated by more than one shareholder, if at least one nomination for such person complies with this Section, the nomination shall be honored and all votes cast for such nominee shall be counted.

         Section 10.2. The number of directors that shall constitute the whole Board of Directors shall be not less than five nor more than twenty-five. The Board of Directors shall be classified into three classes, each class to be as nearly equal in number as possible and each class to be elected for a term of three years. The terms of the respective classes shall expire in successive years as provided in Section 10.3 hereof. Within the foregoing limits, the Board of Directors may from time to time fix the number of directors and their respective classifications.

         Section 10.3. At the 1987 annual meeting of shareholders of the Corporation, the shareholders shall elect nine directors as follows: three Class I directors to serve until the 1988 annual meeting of shareholders, three Class II directors to serve until the 1989 annual meeting of shareholders and three Class III directors to serve until the 1990 annual meeting of shareholders. Each class shall be elected in a separate election. At each annual meeting of shareholders thereafter, successors to the class of directors whose term shall then expire shall be elected to hold office for a term of three years, so that the term of office of one class of directors shall expire in each year.

         Section 10.4. The Board of Directors may declare vacant the office of a director if he is declared of unsound mind by an order of court or convicted of a felony or for any other proper cause or if, within 30 days after notice of election, he does not accept such office either in writing or by attending a meeting of the Board of Directors.

                                   ARTICLE 11

                         VACANCIES ON BOARD OF DIRECTORS

         Article 11.1. Vacancies on the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the remaining members of the Board of Directors, though less than a quorum, and each person so appointed shall be a director until the expiration of the term of office of the class of directors to which he was appointed.

                                   ARTICLE 12

                          POWERS OF BOARD OF DIRECTORS

         Section 12.1. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-laws directed or required to be exercised and done by the shareholders.

         Section 12.2. The Board of Directors shall have the power and authority to appoint an Executive Committee and such other committees as may be deemed necessary by the Board of Directors for the efficient operation of the Corporation. The Executive Committee shall consist of the Chairman of the Board, if any, the President and not less than two nor more than three other directors (which other directors shall not be employees of the Corporation or any of its subsidiaries). The Executive Committee shall meet at such time as may be fixed by the Board of Directors, or upon call of the Chairman of the Board or the President. A majority of members of the Executive Committee shall constitute a quorum. The Executive Committee shall have and exercise the authority of the Board of Directors in the intervals between the meetings of the Board of Directors as far as may be permitted by law.

                                   ARTICLE 13

                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 13.1. An organization meeting may be held immediately following the annual shareholders' meeting without the necessity of notice to the directors to constitute a legally convened meeting, or the directors may meet at such time and place as may be fixed by either a notice or waiver of notice or consent signed by all of such directors.

         Section 13.2. Regular meetings of the Board of Directors shall be held not less often than semi-annually at a time and place determined by the Board of Directors at the preceding meeting. One or more directors may participate in any meeting of the Board of Directors, or of any committee thereof, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another.

         Section 13.3. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President on one day's notice to each director, either personally or by mail, telegram or telephone; special meetings shall be called by the Chairman of the Board or the President in like manner and on like notice upon the written request of three directors.

         Section 13.4. At all meetings of the Board of Directors, a majority of the directors shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present at a meeting in person or by conference telephone or similar communications equipment at which a quorum is present in person or by such communications equipment shall be the acts of the Board of Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these By-laws. If a quorum shall not be present in person or by communications equipment at any meeting of the directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or as permitted herein.

                                   ARTICLE 14

                    INFORMAL ACTION BY THE BOARD OF DIRECTORS

         Section 14.1. If all the directors shall severally or collectively consent in writing, including but not limited to telegrams and radiograms, to any action to be taken by the Corporation, such action shall be as valid corporate action as though it had been authorized at a meeting of the Board of Directors.

                                   ARTICLE 15

                            COMPENSATION OF DIRECTORS

         Section 15.1. Directors, as such, may receive a stated salary for their services or a fixed sum and expenses for attendance at regular and special meetings, or any combination of the foregoing as may be determined from time to time by resolution of the Board of Directors, and nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE 16

                                    OFFICERS

         Section 16.1. The officers of the corporation shall be elected by the Board of Directors at its organization meeting and shall be a President, a Secretary and a Treasurer. At its option, the Board of Directors may elect a Chairman of the Board. The Board of Directors may also elect one or more Vice Presidents and such other officers and appoint such agents as it shall deem necessary, who shall hold their offices for such terms, have such authority and perform such duties as may from time to time be prescribed by the Board of Directors. Any two or more offices may be held by the same person.

         Section 16.2. The compensation of all officers of the Corporation shall be fixed by the Board of Directors.

         Section 16.3. The Board of Directors may remove any officer or agent elected or appointed, at any time and within the period, if any, for which such person was elected or employed whenever in the Board of Directors' judgment it is in the best interests of the Corporation, and all persons shall be elected and employed subject to the provisions thereof. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

                                   ARTICLE 17

                            THE CHAIRMAN OF THE BOARD

         Section 17.1. The Chairman of the Board shall preside at all meetings of shareholders and directors. He shall supervise the carrying out of the policies adopted or approved by the Board of Directors. He shall have general executive powers, as well as the specific powers conferred by these By-laws. He shall also have and may exercise such further powers and duties as from time to time may be conferred upon or assigned to him by the Board of Directors.

                                   ARTICLE 18

                                  THE PRESIDENT

         Section 18.1. The President shall be the chief executive officer of the Corporation. The President shall (1) have general and active management of the business of the Corporation, (2) see that orders and resolutions of the Board of Directors are put into effect, subject, however, to the right of the Board of Directors to delegate any specific powers, except such as may be by statue exclusively conferred on the president, to any other officer or officers of the Corporation and (3) execute bonds, mortgages and other contracts requiring a seal under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. In the absence or incapacity of the Chairman of the Board, the President shall preside at meetings of the shareholders and directors. If there is no Chairman of the Board, the President shall have and exercise all powers conferred by these By-laws or otherwise on the Chairman of the Board.

                                   ARTICLE 19

                               THE VICE PRESIDENT

         Section 19.1. The Vice President or, if more than one, the Vice Presidents in the order established by the Board of Directors shall, in the absence or incapacity of the President, exercise all powers and perform the duties of the President. The Vice Presidents, respectively, shall also have such other authority and perform such other duties as may be provided in these By-laws or as shall be determined by the Board of Directors or the President. Any Vice President may, in the discretion of the Board of Directors, be designated as "executive," "senior," or by departmental or functional classification.

                                   ARTICLE 20

                                  THE SECRETARY

         Section 20.1. The Secretary shall attend all meetings of the shareholders and directors and keep accurate records thereof in one or more minute books kept for that purpose and shall perform the duties customarily performed by the secretary of a corporation and such other duties as may be assigned to the Secretary by the Board of Directors or the President.

                                   ARTICLE 21

                                  THE TREASURER

         Section 21.1. The Treasurer shall (1) have the custody of the corporate funds and securities, (2) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and (3) perform such other duties as may be assigned to him by the Board of Directors or the President. He shall give bond in such sum and with such surety as the Board of Directors may from time to time direct.

                                   ARTICLE 22

                               ASSISTANT OFFICERS

         Section 22.1. Each assistant officer shall assist in the performance of the duties of the officer to whom he is assistant and shall perform such duties in the absence of the officer. He shall perform such additional duties as the Board of Directors, the President or the officer to whom he is assistant may from time to time assign. Such officers may be given such functional titles as the Board of Directors shall from time to time determine.

                                   ARTICLE 23

               LIMITATION OF DIRECTORS' LIABILITY; INDEMNIFICATION

         Section 23.1. To the fullest extent permitted by the Directors' Liability Act (42 Pa. C.S. "8361 et seq.) and the Business Corporation Law of the Commonwealth of Pennsylvania, a director of the Corporation shall not be personally liable to the Corporation, its shareholders or others for monetary damages for any action taken or any failure to take any action unless the director has breached or failed to perform the duties of his or her office, as set forth in the Directors' Liability Act, and such breach or failure constitutes self-dealing, willful misconduct or recklessness. The provisions of this Article 23 shall not apply with respect to the responsibility or liability of a director under any criminal statute or the liability of a director for the payment of taxes pursuant to local, state or federal law.

         Section 23.2. (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement, judgments, and fines actually and reasonably incurred by such person in connection with such action, suit, or proceeding; provided, however, that no indemnification shall be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

(b) Expenses (including attorneys' fees) incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall be ultimately determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article 23.

(c) The indemnification and advancement of expenses provided by this Article 23 shall not be deemed exclusive of any other right to which persons seeking indemnification and advancement of expenses may be entitled under any agreement, vote of shareholders or disinterested directors, or otherwise, both as to actions in such persons' official capacity and as to their actions in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

(d) The Corporation may purchase and maintain insurance on behalf of any person, may enter into contracts of indemnification with any person, may create a fund of any nature (which may, but need not be, under the control of a trustee) for the benefit of any person, and may otherwise secure in any manner its obligations with respect to indemnification and advancement of expenses, whether arising under this Article 23 or otherwise, to or for the benefit of any person, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 23.

         Section 23.3. The limitation of liability provided in Section 23.1 of this Article 23 and the right to indemnification provided in Section 23.2 of this Article 23 shall apply to any action or any failure to take any action occurring on or after January 27, 1987.

         Section  23.4.   Notwithstanding   anything  herein  contained  to  the
contrary, this Article 23 may not be amended or repealed and a provision inconsistent herewith may not be adopted, except by the affirmative vote of 80% of the members of the entire Board of Directors or by the affirmative vote of shareholders of the Corporation entitled to cast at least 80% of the votes which all shareholders of the Corporation are then entitled to cast, except that if the Business Corporation Law or the Directors' Liability Act is amended or any other statute is enacted so as to decrease the exposure of directors to liability or to increase the indemnification rights available to directors, officers or others, then this Article 23 and any other provision of these Bylaws inconsistent with such decreased exposure or increased indemnification rights shall be amended, automatically and without any further action on the part of shareholders or directors, to reflect such decreased exposure or to include such increased indemnification rights, unless such legislation expressly requires otherwise. Any repeal or modification of this Article 23 by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation or any right to indemnification from the Corporation with respect to any action or any failure to take any action occurring prior to the time of such repeal or modification.

         Section 23.5. If, for any reason, any provision of this Article 23 shall be held invalid, such invalidity shall not affect any other provision not held so invalid, and each such other provision shall, to the full extent consistent with law, continue in full force and effect. If any provision of this
Article 23 shall be held invalid in part, such invalidity shall in no way affect the remainder of such provision, and the remainder of such provision, together with all other provisions of this Article 23 shall, to the full extent consistent with law, continue in full force and effect.

         Section 23.6. Article 23 (as in effect on the day prior to the day on which this new Article 23 is approved by the shareholders of the Corporation), and all provisions of the By-Laws of the Corporation insofar as they are inconsistent with this Article 23, are hereby repealed.

                                   ARTICLE 24

                               SHARE CERTIFICATES

         Section 24.1. The share certificates of the Corporation shall be numbered and registered in a share register as they are issued; shall bear the name of the registered holder, the number and class of shares represented thereby, the par value of each share or a statement that such shares are without par value, as the case may be; shall be signed by the President or a Vice President and the Secretary or the Treasurer or any other person properly authorized by the Board of Directors, and shall bear the corporate seal, which seal may be a facsimile engraved or printed. Where the certificate is signed by a transfer agent or a registrar, the signature of any corporate officer on such certificate may be a facsimile engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon, any share certificate shall have ceased to be such officer because of death, resignation or otherwise before the certificate is issued, it may be issued by the Corporation with the same effect as if the officer had not ceased to be such at the date of its issue.

                                   ARTICLE 25

                               TRANSFER OF SHARES

         Section 25.1. Upon surrender to the Corporation of a share certificate duly endorsed by the person named in the certificate or by attorney duly appointed in writing and accompanied where necessary by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto and the old certificate cancelled and the transfer recorded upon the share register of the Corporation. No transfer shall be made if it would be inconsistent with the provisions of Article 8 of the Pennsylvania Uniform Commercial Code.

                                   ARTICLE 26

                                LOST CERTIFICATES

         Section 26.1. Where a shareholder of the Corporation alleges the loss, theft or destruction of one or more certificates for shares of the Corporation and requests the issuance of a substitute certificate therefor, the Board of Directors may direct a new certificate of the same tenor and for the same number of shares to be issued to such person upon such person's making of an affidavit in form satisfactory to the Board of Directors setting forth the facts in connection therewith, provided that prior to the receipt of such request the Corporation shall not have either registered a transfer of such certificate or received notice that such certificate has been acquired by a bona fide purchaser. When authorizing such issue of a new certificate the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his heirs or legal representatives, as the case may be, to advertise the same in such manner as it shall require and/or give the corporation a bond in such form and with surety or sureties, with fixed or open penalty, as shall be satisfactory to the Board of Directors, as indemnity for any liability or expense which it may incur by reason of the original certificate remaining outstanding.

                                   ARTICLE 27

                                    DIVIDENDS

         Section 27.1. The Board of Directors may, from time to time, at any duly convened regular or special meeting or by unanimous consent in writing, declare and pay dividends upon the outstanding shares of capital stock of the Corporation in cash, property or shares of the Corporation, as long as any dividend shall not be in violation of law or the Articles of Incorporation.

         Section 27.2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purposes as the Board of Directors shall believe to be for the best interests of the Corporation, and the Board of Directors may reduce or abolish any such reserve in the manner in which it was created.

                                   ARTICLE 28

                        FINANCIAL REPORT TO SHAREHOLDERS

         Section 28.1. The President and the Board of Directors shall present at each annual meeting of the shareholders a full and complete statement of the business and affairs of the corporation for the preceding year.

                                   ARTICLE 29

                                   INSTRUMENTS

         Section 29.1. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other persons as the President or the Board of Directors may from time to time designate.

         Section 29.2. All agreements, indentures, mortgages, deeds, conveyances, transfers, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings, proxies and other instruments and documents may be signed, executed, acknowledged, verified, delivered or accepted, including those in connection with the fiduciary powers of the Corporation, on behalf of the Corporation by the President or other persons as may be designated by him.

                                   ARTICLE 30

                                   FISCAL YEAR

         Section 30.1. The fiscal year of the Corporation shall be the calendar year.

                                   ARTICLE 31

                                      SEAL

         Section 31.1. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Pennsylvania." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed in any manner reproduced.

                                   ARTICLE 32

                           NOTICES AND WAIVERS THEREOF

         Section 32.1. Whenever, under the provisions of applicable law or of the Articles of Incorporation or of these By-laws, written notice is required to be given to any person, it may be given to such person either personally or by sending a copy thereof through the mail or by telegram, charges prepaid, to his address appearing on the books of the Corporation or supplied by him to the Corporation for the purpose of notice. If the notice is sent by mail or telegraph, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office for transmission to such person. Such notice shall specify the place, day and hour of the meeting and, in the case of a special meeting of shareholders, the general nature of the business to be transacted.

         Section 32.2. Any written notice required to be given to any person may be waived in writing signed by the person entitled to such notice whether before or after the time stated therein. Attendance of any person entitled to notice whether in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where any person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened. Where written notice is required of any meeting, the waiver thereof must specify the purpose only if it is for a special meeting of the shareholders.

                                   ARTICLE 33

                                   AMENDMENTS

         Section 33.1. These By-laws may be altered, amended or repealed by (1) the affirmative vote of the shareholders entitled to cast at least seventy-five percent (75%) of the votes which all shareholders are then entitled to cast at any regular or special meeting duly convened after notice to the shareholders of that purpose or (2) by the affirmative vote of a majority of the members of the Board of Directors, with the exception of Sections 10.2. and 10.3. of these By-laws which requires the affirmative vote of seventy-five percent (75%) or more of the members of the Board of Directors, at any regular or special meeting thereof duly convened after notice to the directors of that purpose, subject always to the power of the shareholders to change such action of the Board of Directors by the affirmative vote of the shareholders entitled to cast at least seventy-five percent (75%) of the votes which all shareholders are then entitled to cast.